Exhibit 10(k)(3)

                                AMENDMENT NO. 4
                                       TO
                        ALLTEL CORPORATION PENSION PLAN
                         (January 1, 1994 Restatement)


          WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

          WHEREAS, the Company desires further to amend the Plan;

          NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth.

          1. Effective as of the Effective Date, as Effective Date is defined in the Employee Transfer Agreement between Citizens Utilities Company of Pennsylvania, a Pennsylvania corporation, and Tuolumne Telephone Company, dated as of November 28, 1994, (the "Transfer Agreement"), but contingent upon consummation (as determined by the Company and communicated in writing to the Committee) of the transactions contemplated by the Employee Transfer Agreement, the Plan is amended by adding immediately following Section 13.21 thereof, a new Section 13.22 to provide as follows:

13.22     Employees of Citizens Utilities Company of Pennsylvania

          (a)  Effective Date - The Effective Date, as defined in Appendix W.

          (b)  Account - None.

          (c)  Minimum Normal Retirement Pension - None.

          (d)  Minimum Early Retirement Pension - None.

          (e)  Minimum Disability Retirement Pension - None.

          (f)  Minimum Deferred Vested Pension - None.

          (g)  Minimum Death Benefit - None.

          (h)  Prior Plan Offset - None.

          (i) Provision Relative to Section 401(a)(12) of the Code - Notwithstanding any other provision of this Plan, in the event of the termination of the Plan, each participant of the Plan who has a benefit under the Plan attributable to the Former Plan shall receive a benefit

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               which is equal to or greater than the benefit he would have been entitled to receive if the Former Plan had terminated immediately prior to the Effective Date.

          (j) Miscellaneous - See APPENDIX W - SPECIAL PROVISIONS APPLICABLE TO CERTAIN FORMER EMPLOYEES OF CITIZENS UTILITIES COMPANY OF PENNSYLVANIA, which appendix follows immediately hereafter.

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                                   APPENDIX W
           SPECIAL PROVISIONS APPLICABLE TO CERTAIN FORMER EMPLOYEES
                                       OF
                   CITIZENS UTILITIES COMPANY OF PENNSYLVANIA


Pursuant to an Employee Transfer Agreement between Citizens Utilities Company of Pennsylvania, a Pennsylvania corporation, and Tuolumne Telephone Company, dated November 28, 1994, (the "Transfer Agreement"), certain employees of Citizens Utilities Company of Pennsylvania who are not covered by a collective bargaining agreement and whose employment transferred to Tuolumne Telephone Company became Employees (the
"Transfer Employees"). Effective as of the "Effective Date," as Effective Date is defined in the Employee Transfer Agreement, assets and liabilities with respect to the Transfer Employees shall be transferred to the Plan from the Former Plan. Thereafter, the provisions of the Plan shall govern the interests of participants, former participants, contingent annuitants or any other person or entity claiming any right or interest under the Former Plan with respect to the Transfer Employees.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to the Transfer Employees.

A.   Section 1.01 is modified as follows:

     1.01W "Accrued Pension" for a Participant means (except as otherwise provided herein) an amount equal to the sum of (1) and (2) below:

               (1)  an amount equal to the Participant's Accrued Pension under
                    Section 1.01 without regard to this subsection 1.01W.

                                      plus

               (2) An amount equal to the Participant's monthly accrued benefit that has accrued at the close of business on the Effective Date under the Former Plan (the "Citizens Benefit"), if any.

B.   Section 1.03 is modified as follows:

     1.03W "Actuarial Equivalent" with respect to any determination of actuarial equivalence required by the provisions of the Plan involving the Citizens Benefit shall be made using the following actuarial assumptions:

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               (a)  Lump Sum Distributions

                    (1) Mortality: UP-1984 Mortality Table with a 3 year setback for contingent annuitants.

                    (2)  Interest: The PBGC Interest Rate.

                    (3) Minimum Actuarial Equivalent Present Value - The minimum Actuarial Equivalent present value for an employee with 20 or more years of Vesting
                         Service who was a participant in the Former Plan on December 31, 1983, shall be based on:

                         (A)  Mortality: 1971 GAM Table for Males.

                         (B)  Interest: 6%.

               (b)  Annuity Conversion Factors

                    (1) Mortality: 83 GAM Table for Males with a 3 year setback for contingent annuitants.

                    (2)  Interest: 8%.

C.   Section 1.24 is modified as follows:

     1.24W     "Normal Retirement Age" means age 65.

D.   Section 1.37(d) is modified as follows:

     1.37(d)W  Benefit Service

               (1) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                    (i)  Benefit Service Prior to the Effective Date: None.

                    (ii) Benefit Service for the Calendar Year in Which the
                         Effective Date Occurs: For the calendar year in which the Effective Date occurs, the Participant shall accrue one-twelfth (1/12th) year of Benefit Service with respect to benefits under the Plan other than a Participant's Citizens Benefit for each one hundred sixty-six and two-thirds (166 2/3) Hours of

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                         Service completed (during such calendar year).

                   (iii) Benefit Service for Calendar Years Beginning After
                         the Effective Date: For calendar years beginning after the Effective Date, Benefit Service with respect to benefits under the Plan other than a Participant's Citizens Benefit shall be determined in accordance with Section 1.37(d), except that the last sentence of
                         Section 1.37(d)(l)(ii) shall not result in any duplication of Benefit Service for the Calendar
                         Year in which the Effective Date occurs.

E.   Section 1.37(f) is modified as follows:

     1.37(f)W  Eligibility Year of Service

               Subject to the Break in Service provisions, an Employee, whether or not a Participant, shall accrue Eligibility Years of Service under the Plan in accordance with Section 1.37(f), but taking into account his period(s) of employment taken into account under the Former Plan as if such period(s) of employment had been with the Controlled Group. Notwithstanding any other provision of Section 1.37(f) or this Section 1.37(f)W, an Employee shall not be credited with less Eligibility Years of Service for service taken into account as eligibility service under the Former Plan than under the method for determining eligibility service under the Former Plan.

F.   Section 1.37(g) is modified as follows:

     1.37(g)W  Vesting Service

               (1) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                    (i) Service Prior to the Effective Date: For a Participant as of the Effective Date, the Participant's period(s) of employment taken into account under the Former
                         Plan as of the Effective Date, shall be counted as Vesting Service to the extent of the number of whole 1-year periods of service that were similarly credited under the provisions of the Former Plan as of the Effective Date.

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                    (ii) Service From and After the Effective Date: Subject to
                         the Break in Service provisions, an Employee, whether or not a Participant, shall accrue one year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service. For all purposes except for determining eligibility for Early Retirement Pension under Section 10.02 or Disability Retirement Pension under Section 10.03, in determining such Vesting Service for the computation period which includes the Effective Date, the Participant shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Participant as of the Effective Date under the provisions of the Former Plan, determined by crediting the Participant with 190 Hours of Service for each 1/12th of a fractional year of service. Only for purposes of determining eligibility for Early Retirement Pension under
                         Section 10.02 and Disability Retirement Pension under Section 10.03, in determining such Vesting Service for the computation period in which the Participant has a Termination of Employment, the Participant shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Participant as of the Effective Date under the provisions of the Former Plan, determined by crediting the Participant with 190 Hours of Service for each 1/12th of a fractional year of service.

                   (iii) Notwithstanding the provisions of part (ii), a
                         Participant shall not be credited with less years of Vesting Service for service from and after the Effective Date than under the method for determining vesting service under the Former Plan.

                    (iv) Notwithstanding any other provision of the Plan,
                         there shall be no duplication of Vesting Service or Vesting Years of Service under the Plan and the Former Plan by reason of any restoration of, crediting of, or granting of service (or hours of service) in respect of any single period or otherwise.

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G.   Section 1.43 is modified to provide as follows:

     1.43W "Total and Permanent Disability" means the total disability by bodily or mental injury or disease of an Employee as determined by the Plan Administrator after consultation with a qualified physician selected by the Plan Administrator provided:

               (a) the Employee has the equivalent of five Vesting Years of Service;

               (b) The Employee has become disabled by bodily injury, disease, mental derangement or other cause of incapacity so as to be prevented thereby from performing any substantial gainful activity and which can be expected to result in death or have lasted or can be expected to last for a continuous period of not less than twelve months;

               (c) such disability shall have existed for a period of six consecutive calendar months; and

               (d) such disability did not arise out of criminal activities on the part of the Participant, or did not arise out of the illegal use of drugs, or did not arise from an intentionally self-inflicted injury, or did not arise from service in any branch of the Armed Forces, of any nation or from service in any police or other armed branch or department of any nation, state, or political subdivision thereof.

H.   Section 1.48 is added as follows:

     1.48W "Former Plan" means the Citizens Pension Plan, as in effect on the Effective Date.

I.   Section 1.53 is added to provide as follows:

     1.53W "Annuity Starting Date" means, with respect to a Citizens Benefit, the earliest of:

               (a) the last day of the month coincident with or following the day of the Participant's Retirement on or after his Normal Retirement Date,

               (b) the last day of the month coincident with or following the Participant's Termination of Employment if Section 11.06 applies,

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               (c)  the last day of the month coincident with or following the
                    Participant's Normal Retirement Date if the Participant has a Termination of Employment prior to that time except that the Annuity Starting Date of a Participant who elects under Section 10.02W or 10.04W to commence to receive a distribution prior to his Normal Retirement Date shall be the date elected under Section 10.02W or 10.04W,

               (d) in the case of a Participant who remains employed after his Normal Retirement Date, the last day of any month following his Normal Retirement Date if he elects to have distribution commence before his Retirement after his Normal Retirement Date, and

               (e) in the case of a Participant whose benefits must commence pursuant to subsection (b) of Section 11.10, the April 1 following the calendar year in which the Participant attains age 70 1/2.

J.   Section 10.01 is modified as follows:

     10.01W    Normal Retirement Pension

               (a) A Participant whose Retirement occurs on or after his Normal Retirement Date shall be eligible for a Normal Retirement Pension in an amount equal to his Accrued Pension, as determined under Section 1.01, at Retirement.

               (b) A Participant who remains in employment after his Normal Retirement Date (other than a Rehired Employee, as defined in Section 11.09W) may elect to commence benefits with respect to his Citizens Benefit in accordance with subsection (b) of Section 11.01W or Section 11.05W, subject to Section 11.04. If a Participant makes such an election, he shall be entitled to elect another form of distribution upon his Retirement, subject to Section 11.04.

K.   Section 10.02(c) is modified as follows:

     10.02(c)W Early Retirement Pension

               A Participant with 5 or more Vesting Years of Service whose Retirement occurs on or after the date he reaches age 55 but prior to his attainment of age 65 shall be eligible for an

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               Early Retirement Pension with respect to his Citizens Benefit.
               The monthly Pension of a Participant eligible for an Early Retirement Pension with respect to his Citizens Benefit as provided under this subsection (c) shall be, at the option of the Participant, either (1) or (2) as set forth below:

               (1) A deferred pension commencing as of the Participant's Normal Retirement Date in an amount equal to his Accrued Pension attributable to his Citizens Benefit at the time of Early Retirement.

               (2) An immediate pension determined as provided in (1) above, commencing as of the last day of the month in which such Participant retired early or any later month elected by the Participant and subsequent to his having made written application therefor, but reduced by five-twelfths of one percent for each full month, if any, by which distribution of his Early Retirement Benefit precedes his attainment of Normal Retirement Date.

               If a Participant elects commencement of his Citizens Benefit under this subsection (c), the Participant's Accrued Pension shall be calculated without regard to such Citizens Benefit.

L.   Section 10.03 is modified as follows:

     10.03W    Disability Retirement Pension

               (a) A Participant who has 5 or more Vesting Years of Service who has a Termination of Employment due to his Total and Permanent Disability prior to the attainment of age 65 shall be entitled to a Disability Retirement Pension with respect to his Citizens Benefit until the earlier of (1) the earlier of (i) the death of such retired Participant or (ii) the retired Participant's recovery from his Total and Permanent Disability, or (2) the retired Participant begins to receive an Early Retirement Pension or Normal Retirement Pension. The monthly Pension of a Participant eligible for a Disability Retirement Pension with respect to his Citizens Benefit shall be equal to the greater of (i) his "Accrued Normal Retirement Benefit" with respect to his Citizens Benefit, as defined below, or (ii) 70 percent of his "Projected Normal Retirement Benefit" with respect to his Citizens Benefit, as defined below.

               (b) A Participant's "Accrued Normal Retirement Benefit" with respect to his Citizens Benefit means an amount determined by multiplying his Projected Normal

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                    Retirement Benefit by a fraction the numerator of which is the benefit service with which he was credited under the Former Plan without regard to the 35-year limitation on such service and the denominator of which is the projected benefit service with which he would have been credited under the Former Plan if he had had a Severance from Service Date, as defined in the Former Plan as in effect on the Effective Date, on his Normal Retirement Date.

               (c) A Participant's "Projected Normal Retirement Benefit" with respect to his Citizens Benefit means an amount determined under the benefit formula under the Former Plan as in effect on the Effective Date, using the Participant's "Average Compensation" and "Average Covered Compensation," both as defined under the Former Plan as in effect on the Effective Date, determined under the Former Plan as of the Effective Date, but projecting the benefit service with which he would have been credited under the Former Plan if he had had a Severance from Service Date, as defined in the Former Plan as in effect on the Effective Date, on his Normal Retirement Date, but not in excess of 35 years.

               (d) Notwithstanding the foregoing, a Participant's Disability Retirement Pension shall not exceed an amount equal to the "qualified disability benefit," as defined in Section 3(22) of the Act.

               (e) Payment of the Participant's Disability Retirement Pension with respect to his Citizens Benefit shall commence upon the last day of the month after the Plan Administrator determines that the Participant has incurred a Permanent Disability, but not earlier than the last day of the month in which the Participant attains age 55.

M.   Section 10.04 is modified as follows:

     10.04W    Deferred Vested Pension Upon Termination of Employment

               (d) Except as provided in this Section 10.04(d)W, the Vesting Years of Service of a Participant who is reemployed after a Break in Service shall be determined under subsection (d) of Section 10.04. If a former Employee or former Participant who had a Break in Service and who did

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                    not have a vested right to an Accrued Pension is reemployed after the Effective Date, he shall be credited, for purposes of vesting with respect to his Citizens Benefit, with his pre-Break Vesting Years of Service only if his consecutive one-year Breaks in Service are less than the greater of 5 years or the aggregate number of his pre-Break Vesting Years of Service and he is credited with a Vesting Year of Service after his Break in Service.

               (g)  (i)  A former Participant who has at least 5 years of
                         Vesting Service but who is not eligible for a Normal Retirement Pension, an Early Retirement Pension, or a Disability Pension shall be entitled to a Deferred Vested Pension with respect to his Citizens Benefit. The monthly Pension of a former Participant eligible for a Deferred Vested Pension with respect to his Citizens Benefit shall be equal to his Accrued
                         Pension attributable to his Citizens Benefit. The Deferred Vested Pension of a former Participant shall commence as of his Normal Retirement Date, except that a former Participant who has attained age 55 may elect to commence as of the last day of any month following his election to commence prior to his Normal Retirement Date.

                    (ii) If a Participant elects commencement of his Citizens
                         Benefit under this Section 10.04W, the Participant's Accrued Pension shall be calculated without regard to his Citizens Benefit.

N.   Section 11.01(b) is modified as follows:

     11.01(b)W Normal and Early Retirement Pensions

               (i) The normal form of benefit for a married Participant is a Qualified Joint and Survivor Annuity with the Spouse as Beneficiary as provided in Section 11.04. The normal form of benefit for all other Participants shall be a single life annuity. An optional form of benefit payment may be elected pursuant to Section 11.05W.

               (ii) In the case of a married Participant who participated in the Citizens Utilities Company Plan on December 31, 1975, a Qualified Joint and Survivor Annuity shall have the meaning

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                    set forth in Section 1.33, except that if the Participant's death should occur before a total of 120 monthly payments have been made, then (i) the amount of the survivor pension shall be 100% of the reduced pension payable to the Participant, until a total of 120 monthly payments have been made, and shall thereafter be 50% of the reduced pension, and (ii) the survivor annuity shall be payable until a total of 120 monthly payments have been made without regard to whether or not the Spouse is living. Any such survivor annuity payable after the death of the Spouse shall be payable to the Beneficiary. In the case of any Participant who participated in the Citizens Utilities Company on December 31, 1975 who is not married, the normal form of benefit is an annuity payable for the life of the Participant, or, if longer, until 120 monthly payments have been made.

O.   Section 11.05(g) is modified as follows:

     11.05(g)W Optional Forms of Pension

               A Participant may elect to receive his Citizens Benefit in one of the following forms of payment, which shall be the Actuarial Equivalent of a life annuity payable for the life of the Participant. The provisions of subsection (c) of
               Section 11.04 shall not apply with respect to a Participant's Citizens Benefit.

               A Participant may waive the normal form of payment applicable to him and elect one of the following optional forms of payment with respect only to his Citizens Benefit.

               (1)  Life Annuity - an annuity for the life of the Participant.

               (2) Life Annuity with a five year certain feature - a reduced annuity for the life of the Participant, but if the Participant dies within five years of his Annuity Starting Date, the annuity is payable to the Participant's Beneficiary for the remainder of the five-year period;

               (3) Life Annuity with a ten year certain feature - a reduced annuity for the life of the Participant, but if the Participant dies within ten years of his Annuity Starting Date, the annuity is payable to the Participant's Beneficiary for the remainder of the ten-year period;

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               (4)  Joint and 100% Survivor Annuity - a reduced annuity for the life of the Participant with a survivor annuity for the life of the Participant's Beneficiary, where the survivor annuity is 100% of the amount payable during the joint lives of the Participant and the Participant's Beneficiary;

               (5) Joint and 66 2/3% Survivor Annuity - a reduced annuity for the life of the Participant with a survivor annuity for the life of the Participant's Beneficiary, where the survivor annuity is 66 2/3% of the amount payable during the joint lives of the Participant and the Participant's Beneficiary;

               (6) Joint and 50% Survivor Annuity - a reduced annuity for the life of the Participant with a survivor annuity for the life of the Participant's Beneficiary, where the survivor annuity is 50% of the amount payable during the joint lives of the Participant and the Participant's Beneficiary;

               (7) Joint and 33 1/3% Survivor Annuity - a reduced annuity for the life of the Participant with a survivor annuity for the life of the Participant's Beneficiary, where the survivor annuity is 33 1/3% of the amount payable during the joint lives of the Participant and the Participant's Beneficiary;

               (8) Lump Sum distribution of the full amount payable - the Actuarial Equivalent present value of the Participant's vested interest payable at his or her Annuity Starting Date.

               Notwithstanding the foregoing, a Participant whose Citizens Benefit commences as of the same time as his Accrued Pension (other than his Citizens Benefit) may elect to receive his entire benefit in any form permitted and under the conditions and actuarial equivalence provisions of the Plan (other than this Appendix W).

P.   Section 11.09 is modified as follows:

     11.09W    Suspension of Benefits Upon Reemployment.

               (a) Section 11.09 shall apply with respect to a Participant's retirement benefits other than retirement benefits attributable to his Citizens Benefit.

               (b) Section 11.09 shall apply with respect to a Participant's retirement benefits attributable to his Citizens
                    Benefit if he becomes a "Rehired Employee," as hereinafter

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                    defined, after his Annuity Starting Date. A "Rehired
                    Employee" means an Employee who is rehired by a member of the Controlled Group after he has had a Retirement on or after his Normal Retirement Date or a Termination of Employment, other than as a result of his Total and Permanent Disability. When payment resumes following the Rehired Participant's subsequent Retirement or Termination of Employment, payment shall be in the same form as before the suspension. In no event shall the Participant's retirement benefits attributable to his Citizens Benefit under this Section 11.09W be less than the Participant's retirement benefits attributable to his Citizens
                    Benefit before he resumed employment with a member of the Controlled Group.

Q.   Section 11.11 is modified as follows:

     11.11W    Suspension of Benefits Upon Reemployment

               (a) Section 11.11 shall apply with respect to a Participant's retirement benefits other than retirement benefits attributable to his Citizens Benefit.

               (b) Section 11.11 shall apply with respect to a Participant's retirement benefits attributable to his Citizens Benefits if he becomes a "Rehired Employee," as defined in
                    Section 11.09W, after his Annuity Starting Date.

R.   Section 11.12 is modified as follows:

     11.12W    Benefit Accruals While Receiving Benefit Payments

               (a) Notwithstanding any other provision of the Plan to the contrary except subsection (b) of this Section 11.12W, in the case of a Participant whose monthly Pension commences in accordance with subsection (b) of Section 11.10 by reason of his having attained age 70-1/2, any increase in the monthly amount of his Normal Retirement Benefit determined as provided in Section 10.01 with respect to any Plan Year which would otherwise occur shall be reduced (but not below zero) by the Actuarial Equivalent of total Plan benefit payments made to such Participant during such Plan Year.

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               (b)  Subsection (a) of this Section 11.12W shall not apply with respect to retirement benefits attributable to the Citizens Benefit of a Participant who elects commencement of his retirement benefits attributable to his Citizens Benefit in accordance with subsection (b) of Section 10.01W.

S.   Section 12.01 is modified as follows:

     12.01W    Death Prior to Pension Commencement

               For purposes of Section 12.01 with respect to a Participant's Accrued Pension other than his Citizens Benefit, the "Earliest Retirement Date" of a Participant who dies is the later of the month following the month in which the Participant dies or the month in which the Participant would have first become eligible for commencement of a Pension under the Plan if he had survived. For purposes of Section 12.01 with respect to a Participant's Accrued Pension attributable to his Citizens Benefit, the "Earliest Retirement Date" of a Participant who dies is the later of the last day of the month coincident with or following the Participant's death or the last day of the month on which the Participant would have first become eligible for commencement of a Pension under the Plan if he had survived.

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                    2.   Effective as of May 30, 1995, Section 13 of the Plan
                         is amended by adding the following Section 13.23 thereto:

13.23     Employees of Vertex Business Systems, Inc.

          (a) Effective Date - May 30, 1995.

          (b) Account - None.

          (c) Minimum Normal Retirement Pension - None.

          (d) Minimum Early Retirement Pension - None.

          (e) Minimum Disability Retirement Pension - None.

          (f) Minimum Deferred Vested Pension - None.

          (g) Minimum Death Benefit - None.

          (h) Prior Plan Offset - Not Applicable.

          (i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

          (j) Miscellaneous - See APPENDIX X - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF VERTEX BUSINESS SYSTEMS, INC., which follows immediately hereafter.

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                                   APPENDIX X
               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                       OF
                         VERTEX BUSINESS SYSTEMS, INC.


Effective as of May 30, 1995, certain employees of Vertex Business Systems, Inc. ("Vertex") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Vertex who became employees of the Controlled Group on May 30, 1995.

A. Section 1.07 is modified by adding to the definition thereof the following:

     1.07X "Basic Compensation" shall include only amounts earned (as an Employee of an Employer) after May 30, 1995.

B. Section 1.14 is modified by adding to the definition thereof the following:

     1.14X "Compensation" shall include only amounts earned (as an Employee of an Employer) after May 30, 1995.

C.   Section 1.37(g) is modified as follows:

     1.37(g)X  Vesting Service

               (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                    (i) Service Prior to May 31, 1995: An Employee's period(s) of employment with Vertex after May 30, 1990, and prior to May 31, 1995, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                    (ii) Service From and After May 31, 1995: In accordance
                         with the provisions of Section 1.37(g).

D.   Section 1.37(d) is modified as follows:

     1.37(d)X  Benefit Service

               (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                    (i)  Benefit Service Prior to May 31, 1995: None.

                    (ii) Benefit Service From and After May 31, 1995: In
                         accordance with the provisions of Section 1.37(d).

E.   Section 1.37(f) is modified as follows:

     1.37(f)X  Eligibility Year of Service

               (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                    (i) Service Prior to May 31, 1995: An Employee's period(s) of employment with Vertex after May 30, 1990, and prior to May 31, 1995, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                    (ii) Service From and After May 31, 1995: In accordance
                         with the provisions of Section 1.37(f).

                         3. Effective as of August 31, 1995, Section 13 of the Plan is amended by adding the following
                              Section 13.24 thereto:

13.24     Employees of BellSouth Mobility Inc.

          (a) Effective Date - August 31, 1995.

          (b) Account - None.

          (c) Minimum Normal Retirement Pension - None.

          (d) Minimum Early Retirement Pension - None.

          (e) Minimum Disability Retirement Pension - None.

          (f) Minimum Deferred Vested Pension - None.

          (g) Minimum Death Benefit - None.

          (h) Prior Plan Offset - Not Applicable.

          (i) Provision Relative to Section 401(a)(12) of the Code - Not Applicable.

          (j) Miscellaneous - See APPENDIX Y - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF BELLSOUTH MOBILITY INC., which follows immediately hereafter.

                                   APPENDIX Y
               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                       OF
                            BELLSOUTH MOBILITY INC.


Effective as of August 31, 1995, certain employees of BellSouth Mobility Inc. ("BellSouth") became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of BellSouth who became employees of the Controlled Group on August 31, 1995.

A. Section 1.07 is modified by adding to the definition thereof the following:

     1.07Y "Basic Compensation" shall include only amounts earned after August 31, 1995.

B. Section 1.14 is modified by adding to the definition thereof the following:

     1.14Y "Compensation" shall include only amounts earned after August 31, 1995.

C.   Section 1.37(g) is modified as follows:

     1.37(g)Y  Vesting Service

               (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                    (i) Service Prior to September 1, 1995: An Employee's period(s) of employment with BellSouth prior to September 1, 1995, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                    (ii) Service From and After September 1, 1995: In
                         accordance with the provisions of Section 1.37(g).

D.   Section 1.37(d) is modified as follows:

     1.37(d)Y  Benefit Service

               (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                    (i)  Benefit Service Prior to September 1, 1995: None.

                    (ii) Benefit Service From and After September 1, 1995: In
                         accordance with the provisions of Section 1.37(d).

E.   Section 1.37(f) is modified as follows:

     1.37(f)Y  Eligibility Year of Service

               (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                    (i) Service Prior to September 1, 1995: An Employee's period(s) of employment with BellSouth prior to September 1, 1995, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                    (ii) Service From and After September 1, 1995: In
                         accordance with the provisions of Section 1.37(f).

          4. Effective as if set forth in the January 1, 1994 Restatement when originally executed, subsection (h) of Section 1.37 is amended by deleting the reference to "Section 11.04" therefrom and substituting a reference to "Section 10.04" therefor.

          5. Effective as if set forth in the January 1, 1994 Restatement when originally executed, subsection (b) of Section 10.04 is amended by deleting the word "Date" therefrom and substituting the word "Age" therefor.

          6. Effective as if set forth in the January 1, 1994 Restatement when originally executed, Section 13.08 is amended by deleting the date "December 31, 1996" therefrom and substituting the date "December 31, 1986" therefor.

          7. Effective as if set forth in the January 1, 1994 Restatement when originally executed, Section 13.21 is amended by deleting the words "SLT COMMUNICATIONS, INC. AND ITS SUBSIDIARIES" therefrom and substituting the words "TDS HEALTHCARE SYSTEMS CORPORATION AND/OR ITS SUBSIDIARIES" therefor.

          8. Effective as of the date of execution hereof, the first sentence of Section 3.04 is amended to provide as follows:

     If any person to whom a benefit under the Plan is payable is unable to care for his affairs because of illness or accident or legal incompetence, any payment due may be paid, in the discretion of the Plan Administrator, to the Spouse, child, brother or sister of such person, or to any other persons deemed by the Plan Administrator to be maintaining or responsible for the maintenance of such person (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative).

          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 27th day of October, 1995.


                                        ALLTEL CORPORATION


                                        By: /s/ John L. Comparin
                                            Title: V.P. - Human Resources

                                AMENDMENT NO. 5
                                       TO
                        ALLTEL CORPORATION PENSION PLAN
                         (January 1, 1994 Restatement)


          WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

          WHEREAS, the Company desires further to amend the Plan;

          NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth.

          Effective as of the close of business on December 31, 1995,
Section 13.17 of the Plan is amended to provide as follows:

13.17 Employees of Sugar Land Telephone Company, Perco Telephone Company, SLT Cable TV, Inc., and Metropolitan Houston Paging Services, Inc.

          (a) Effective Date - January 1, 1993, except as otherwise specified in Appendix Q.

          (b)  Account - None.

          (c)  Minimum Normal Retirement Pension - None.

          (d)  Minimum Early Retirement Pension - None.

          (e)  Minimum Disability Retirement Pension - None.

          (f)  Minimum Deferred Vested Pension - None.

          (g)  Minimum Death Benefit - None.

          (h)  Prior Plan Offset - Not Applicable.

          (i) Provision Relative to Section 401(a)(12) of the Code - Notwithstanding any other provision of this Plan, in the event of the termination of the Plan, each participant of the Plan who has a benefit under the Plan attributable to the Former Plan shall receive a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Former Plan had terminated immediately prior to the close of business on December 31, 1995.

          (j) Miscellaneous - See APPENDIX Q - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF SUGAR LAND TELEPHONE COMPANY, PERCO TELEPHONE COMPANY, SLT CABLE TV, INC., AND METROPOLITAN HOUSTON PAGING SERVICES, INC., which follows immediately hereafter.

                                   APPENDIX Q
               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                       OF
             SUGAR LAND TELEPHONE COMPANY, PERCO TELEPHONE COMPANY,
                            SLT CABLE TV, INC., AND
                   METROPOLITAN HOUSTON PAGING SERVICES, INC.

Pursuant to the merger of a subsidiary of ALLTEL Corporation into SLT Communications, Inc. with SLT Communications, Inc. as the surviving corporation, as defined in the Plan of Merger dated June 12, 1992 between ALLTEL Corporation and SLT Communications, Inc., as amended, (the "Corporate Merger") certain employees of Sugar Land Telephone Company, Perco Telephone Company, and SLT Cable TV, Inc. (collectively, "SLT") and certain former employees of Metropolitan Houston Paging Services, Inc. ("Metropolitan") whose employment transferred to SLT Cable TV, Inc. became Employees. Effective as of the close of business on December 31, 1995, the SLT Communications, Inc. Retirement Plan is continued by amendment and merger into the Plan. On and after January 1, 1996, the provisions of the Plan shall govern the interests of participants, former participants, beneficiaries, contingent annuitants or any other person or entity claiming any right or interest under the Former Plan.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of SLT on the date of the Corporate Merger and the employees of Metropolitan whose employment transferred to SLT Cable TV, Inc. in connection with the Corporate
Merger who became Employees. For a Former Plan participant who died, became "totally and permanently disabled" or who had a termination of employment prior to January 1, 1996, the provisions of the Former Plan in effect at the date of the participant's death, the date the participant became totally and permanently disabled, or when the participant had a termination of employment shall govern the rights and interests of the participant, his beneficiaries and contingent annuitants and any other person or entity claiming any right or interest through the participant's participation in the Former Plan, except as otherwise required by law, or if the Former Plan participant is reemployed in employment of the Controlled Group on or after January 1, 1996, in which case the Plan as modified as set forth below shall apply to such Former Plan participant.

A.   Section 1.01 is modified as follows:

     1.01Q "Accrued Pension" for a Participant means (except as otherwise provided herein) an amount equal to the sum of (1) and (2) below:

               (1)  an amount equal to the Participant's Accrued Pension under
                    Section 1.01 without regard to this subsection 1.01Q.

                                      plus

               (2) An amount equal to the Participant's monthly accrued benefit under the terms of the Former Plan as in effect as of the close of business on December 31, 1995, (the "SLT Benefit"), if any. (Benefit accruals under the Former Plan ceased effective as of the close of business on December 31, 1992. The amount of such monthly accrued benefit includes any applicable reduction for benefits under certain other pension plans and any applicable minimum benefit, as specified under the Former Plan.)

B.   Section 1.03 is modified as follows:

     1.03Q "Actuarial Equivalent" with respect to any determination of actuarial equivalence required by the provisions of the Plan involving the SLT Benefit shall be made using the following actuarial assumptions:

               (1)  In General

                    Paragraphs (2) and (3) of this Section 1.03Q shall apply to all lump sum distributions from the Plan with respect to a Participant's SLT Benefit. Paragraph (4) of this
                    Section 1.03Q shall apply for all other purposes with respect to a Participant's SLT Benefit.

               (2)  Determination of Present Value

                    (a) Actuarial equivalence for purposes of determining whether the present value of (i) a Participant's vested Accrued Pension; (ii) a qualified joint and survivor annuity, within the meaning of section 417(b) of the Internal Revenue Code; or (iii) a qualified preretirement survivor annuity within the meaning of Section 417(c)(1) of the Internal Revenue Code, each with respect to his SLT Benefit, exceeds $3,500, the present value of such benefits or annuity shall be calculated by using an interest rate no greater than the PBGC Rate.

                    (b) In no event shall the present value of any such benefit or annuity determined under this paragraph
                         (2) be less than the greater of:

                         (i) the present value of such benefits or annuities determined using the Unisex Pension Mortality

                              Table (UP-1984 Table) and 6% interest; or

                         (ii) the present value of such benefits or annuities
                              determined using the PBGC Rate.

               (3)  Determination of Amount of Benefits

                    (a) Actuarial equivalence for purposes of determining the amount of a Participant's vested Accrued Pension with respect to his SLT Benefit in a form of payment to which this paragraph (3) is applicable, the interest rate used shall not exceed:

                         (i) the PBGC Rate if the present value of the benefit (using such rate or rates) is not in excess of $25,000; or

                         (ii) 120 percent of the PBGC Rate if the present value
                              of the benefit exceeds $25,000 (as determined under clause (i)). In no event shall the present value determined under this clause (ii) be less than $25,000.

                    (b) In no event shall the amount of the benefit or annuity determined under this paragraph (3) be less than the greater of:

                         (i) the amount of such benefit determined using the Unisex Pension Mortality Table (UP-1984 Table) and 6% interest; or

                         (ii) the amount of such benefit determined using the
                              PBGC Rate if the value determined in paragraph
                              (a) above is less than $25,000 or 120 percent of the PBGC Rate if the value determined in paragraph (a) above is not less than $25,000.

               (4)  Other Purposes

                    Actuarial equivalence for all other purposes under the Plan with respect to a Participant's SLT Benefit other than

                    Section 8.01 shall be determined using the Unisex Pension Mortality Table (UP-1984 Table) and 6% interest.

C. Section 1.07 is modified by adding to the definition thereof the following:

     1.07Q "Basic Compensation" shall include only amounts earned after December 31, 1992.

D. Section 1.14 is modified by adding to the definition thereof the following:

     1.14Q "Compensation" shall include only amounts earned after December 31, 1992.

E.   Section 1.24 is modified as follows:

     1.24Q     "Normal Retirement Age" means age 65.

F.   Section 1.25 is modified as follows:

     1.25Q     Normal Retirement Date

               The first day of the month coincident with or next following the date on which an Employee attains age 65.

G.   Section 1.37(d) is modified as follows:

     1.37(d)Q  Benefit Service

               (d) The amount of the benefit payable to or on behalf of a Participant other than the Participant's SLT Benefit shall be determined on the basis of his Benefit Service, in accordance with the following:

                    (i)  Benefit Service Prior to January 1, 1993: None.

                    (ii) Benefit Service From and After January 1, 1993: In
                         accordance with the provisions of Section 1.37(d).

H.   Section 1.37(f) is modified as follows:

     1.37(f)Q  Eligibility Year of Service

               (f) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                    (i) Service Prior to January 1, 1993: An Employee's period(s) of employment with SLT or Metropolitan shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                    (ii) Service From and After January 1, 1993: In accordance with the provisions of Section 1.37(f).

I.   Section 1.37(g) is modified as follows:

     1.37(g)Q  Vesting Service

               (g) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                    (i) Service Prior to January 1, 1993: An Employee's period(s) of employment with SLT or Metropolitan shall be counted as Vesting Service to the extent of the number of whole 1-year periods of service that were similarly credited under the provisions of the Former Plan.

                    (ii) Service From and After January 1, 1993: Subject to the
                         Break in Service provisions, an Employee, whether or not a Participant, shall accrue one year of Vesting Service for each calendar year in which he has 1,000 or more Hours of Service. For all purposes except for determining eligibility for Early Retirement Pension under Section 10.02 or Disability Retirement Pension under Section 10.03, in determining such Vesting Service for the computation period which includes January 1, 1993, the Participant shall receive credit for a number of Hours of Service with respect to any fractional part of a year of service credited to the Participant as of January 1, 1993, under the provisions of the Former Plan, determined by crediting the Participant with 190 Hours of Service for each 1/12th of a fractional year of service. Only for purposes of determining eligibility for Early Retirement Pension under Section 10.02 and Disability Retirement Pension under Section 10.03, in determining such Vesting Service for the computation period in which the Participant has a Termination of Employment, the Participant shall receive credit, for a number of Hours of Service with respect to any fractional part of a year of service credited to the Participant as of January 1, 1993, under the provisions of the Former Plan, determined by crediting the Participant with 190 Hours of Service for each 1/12th of a fractional year of service.

                   (iii) Notwithstanding the provisions of part (ii), a
                         Participant shall not be credited with less years of Vesting Service for service from and after January 1, 1993 than under the method for determining vesting service under the Former Plan.

                    (iv) Notwithstanding any other provision of the Plan,
                         there shall be no duplication of Vesting Service or Vesting Years of Service under the Plan and the Former Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

J.   Section 1.43 is modified to add the following:

     1.43Q     (a)  The provisions of Section 1.43 shall apply to a
                    Participant's Accrued Benefit other than his SLT Benefit.

               (b) "Total and Permanent Disability" with respect to a Participant's SLT Benefit means a disability, due to sickness or injury that, in the opinion of the Plan Administrator is likely to be continuous and permanent from a cause other than specified below, such that the Participant is eligible for Social Security Disability Benefits.

                    A Participant will not be entitled to receive any disability retirement benefits if, in the opinion of the Plan Administrator, the disability is a result of:

                    (1) Excessive and habitual use by the Participant of drugs, intoxicants or narcotics;

                    (2) Injury or disease sustained by the Participant while willfully and illegally participating in fights, riots, civil insurrections or while committing a felony;

                    (3) Injury or disease sustained by the Participant while serving in any armed forces;

                    (4) Injury or disease sustained by the Participant diagnosed or discovered subsequent to the date of his Termination of Employment;

                    (5) Injury or disease sustained by the Participant while working for anyone other than an Employer and arising out of such employment;

                    (6) Injury or disease sustained by the Participant as a result of war, whether or not such act arises from a formally declared state of war;

                    (7) Injury or disease sustained by the Participant while on Leave of Absence from the Employer; or

                    (8) Injury or disease sustained by the Participant from self-inflicted injuries.

K.   Section 1.48 is added as follows:

     1.48Q "Former Plan" means the SLT Communications, Inc. Retirement Plan, as in effect on the close of business on December 31, 1995.

L.   Section 10.02(c) is added as follows:

     10.02(c)Q Early Retirement Pension

               (1) A Participant with 5 or more Vesting Years of Service whose Retirement occurs on or after the date he reaches age 55 but prior to the first day of the month coinciding or next following his attainment of age 65 shall be eligible for an Early Retirement Pension with respect to his SLT Benefit.

               (2) The monthly Pension of a Participant eligible for an Early Retirement Pension with respect to his SLT Benefit as provided under this subsection (c) who has at least 5 Vesting Years of Service but less than 15 Vesting

                    Years of Service shall be, at the option of the Participant, either (i) or (ii) as set forth below:

                    (i) A deferred pension commencing as of the first day of the month coinciding with or next following the Participant's attainment of age 65 in an amount equal to his Accrued Pension attributable to his SLT Benefit at the time of early retirement.

                    (ii) An immediate pension determined as provided in (i)
                         above, commencing as of the first day of any month coinciding with or next following his early retirement but preceding the first day of the month coinciding with or next following the Participant's attainment of age 65 elected by the Participant and subsequent to his having made written application therefor, but reduced by one-fourth of one percent for each full month, if any, by which distribution of his Early Retirement Pension with respect to his SLT Benefit precedes the first day of the month coinciding with or next following his attainment of age 65.

               3. The monthly Pension of a Participant eligible for an Early retirement Pension with respect to his SLT Benefit as provided under this subsection (c) who retires prior to the first day of the month coinciding with or next following his attainment of age 60 and has at least 15 Vesting Years of Service shall be, at the option of the Participant, either (i) or (ii) as set forth below:

                    (i) A deferred pension commencing as of the first day of the month coinciding with or next following the Participant's attainment of age 60 in an amount equal to his Accrued Pension attributable to his SLT Benefit at the time of early retirement.

                    (ii) An immediate pension determined as provided in (i)
                         above, commencing as of the first day of any month coinciding with or next following his early retirement but preceding his attainment of age 60 elected by the Participant and subsequent to his having made written application therefor, but reduced by one-fourth of one percent for each full month, if any, by which distribution of his Early Retirement

                         Pension with respect to his SLT Benefit precedes the first day of the month coinciding with or next following his attainment of age 60.

               (4) The monthly Pension of a Participant eligible for an Early Retirement Pension with respect to his SLT Benefit as provided under this subsection (c) who retires on or after the first day of the month following his attainment of age 60 but prior to the first day of the month coinciding with or next following his attainment of age 65 and has at least 15 Vesting Years of Service shall be in an amount equal to his Accrued Pension attributable to his SLT Benefit at the time of early retirement, without any reduction for early commencement, commencing on the first day of the month coinciding with or next following the participant's early retirement.

               If a Participant elects commencement of his SLT Benefit under this subsection (c), the Participant's Accrued Pension shall be calculated without regard to such SLT Benefit.

M.   Section 10.03 is modified as follows:

     10.03Q    Disability Retirement Pension

               (a) The provisions of Section 10.03 shall apply with respect to a Participant's disability retirement benefits other than disability retirement benefits attributable to his SLT Benefit.

               (b) A Participant who has a Termination of Employment due to his Total and Permanent Disability prior to his Normal Retirement Date shall be entitled to a Disability Retirement Pension with respect to his SLT Benefit, in the amount of his Accrued Pension with respect to his SLT Benefit.

               (c) Payment of the Participant's Disability Retirement Pension with respect to his SLT Benefit shall commence upon the first day of the month coinciding or next following his attainment of age 65, if he is then living and totally disabled.

               (d) In the event that the death of a disabled Participant occurs after he has been determined to be disabled by the Plan Administrator, but prior to his Normal Retirement Date and after earning 5 Vesting Years of Service, his Beneficiary with respect to his SLT Benefit shall receive the death benefit provided under Section 12.01Q, based on the Participant's Accrued Benefit attributable to his SLT Benefit.

               (e) If a Participant who had a Termination of Employment as a result of his Total and Permanent Disability is, at any time prior to his Normal Retirement Date, no longer disabled as provided herein, and if, at the date he became disabled, he had completed at least 5 Vesting Years of Service, he will be entitled to a Normal Retirement Benefit or Early Retirement Benefit based upon the Participant's Accrued Benefit attributable to his SLT Benefit and his age as of the date of his recovery from disability.

N.   Section 10.04 is modified as follows:

     10.04Q    Deferred Vested Pension Upon Termination of Employment

               (f) (i) A former Participant who has at least 5 Vesting Years of Service but who is not eligible for a Normal Retirement Pension, an Early Retirement Pension, or a Disability Retirement Pension shall be entitled to a Deferred Vested Pension with respect to his SLT Benefit. The monthly Pension of a former Participant eligible for a Deferred Vested Pension with respect to his SLT Benefit shall be equal to his Accrued Pension attributable to his SLT Benefit, adjusted for the cost of pre-retirement death benefit coverage on the basis of the mortality assumption used to determine Actuarial Equivalence under Section 1.03Q; provided, however, that the Participant may elect to waive the pre-retirement death benefit coverage during the "applicable election period", subject to the consent of his spouse in the manner described in subsection
                         (b) of Section 11.04, in which case such adjustment will not be made. The "applicable election period" means the period beginning 90 days before the date as of which a Participant has a Termination of Employment and ending on the earliest to occur of the date he is reemployed by the Company or a member of the Controlled Group, the date his Pension commences with respect to his SLT Benefit, or the date of his death. A Participant may elect to waive, or revoke the election to waive, the preretirement death benefit coverage with respect to his SLT
                         Benefit at any time during such period. The Deferred Vested Pension with respect to the SLT Benefit of a former Participant shall commence as of the first day of the month coinciding with or next following his attainment of age 65, except that a former Participant who has attained age 55 may elect to commence as of the first day of any month which is prior to his Normal Retirement Date and after he attains age 55, but if his Deferred Vested Pension attributable to his SLT Benefit commences prior to his Normal Retirement Date, it shall be actuarially reduced from Normal Retirement Date to the early commencement date on the basis of the assumptions used to determine Actuarial Equivalence under Section 1.03Q.

                    (ii) If a Participant elects commencement of his SLT
                         Benefit under this Section 10.04Q, the Participant's Accrued Pension shall be calculated without regard to his SLT Benefit.

O.   Section 11.01(b) is modified as follows:

     11.01(b)Q Normal and Early Retirement Pensions

               (b)  (1)  Subsection (b) of Section 11.01 shall apply with respect to a Participant's Accrued Pension other than his SLT Benefit.

                    (2) The normal form of benefit for a Participant with respect to his SLT Benefit is a 5-year certain and life annuity for the life of the Participant. Notwithstanding the foregoing, a married Participant shall be deemed to have elected with respect to his SLT Benefit an Actuarially Equivalent qualified joint and 2/3 survivor annuity in the form of Option 2 under paragraph (g) of Section 11.05Q with his Spouse as joint pensioner, and a Participant who is not married shall be deemed to have elected a single life annuity in the form of Option 1 under paragraph (g) of
                         Section 11.04Q. An optional form of benefit payment

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                         may be elected pursuant to Section 11.05Q.

P.   Section 11.05 is modified as follows:

     11.05Q    Optional Forms of Pension

               (g) A Participant may waive the normal form of payment applicable to his SLT Benefit and elect to receive one of the following optional forms of payment with respect only to his SLT Benefit. Any optional form of payment shall be the Actuarial Equivalent of the Participant's Accrued Benefit attributable to his SLT Benefit in the form of a 5-year certain and life annuity payable for the life of the Participant. The provisions of subsection (c) of Section
                    11.04 shall not apply with respect to a Participant's SLT Benefit.

                    Option 1. Life Annuity - an annuity payable for the life of the Participant.

                    Option 2. Joint and 2/3 Survivor Annuity - an annuity
                              payable during the joint lives of the Participant and a joint pensioner designated by him, and following the death of either of them, 2/3 of such modified monthly amount payable to the survivor for the lifetime of the survivor.

                    Option 3. Joint and 100% Survivor Annuity - an annuity
                              payable during the joint lives of the Participant and a joint pensioner designated by him, and following the death of either of them, 100% of such modified monthly amount payable to the survivor for the lifetime of the survivor.

                    Option 4. Life Annuity with 5 or 10 Year Certain Feature -
                              an annuity for the life of the Participant and if 60 or 120 monthly payments have not been paid prior to the Participant's death, the annuity is payable to the Beneficiary or Beneficiaries with respect to his SLT Benefit designated by

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                              the Participant for the balance of such 60
                              or 120 month.

                    Option 5. Lump Sum Payment - the single sum value of the
                              Participant's Accrued Benefit attributable to his SLT Benefit otherwise payable using an interest rate equal to the lesser of 6% or the PBGC rate.

                    If the designated Beneficiary (or beneficiaries) or joint pensioner with respect to a Participant's SLT Benefit dies before the date that the Participants Pension attributable to his SLT Benefit commences, the option elected will be automatically cancelled and a retirement income of the form and amount otherwise payable in accordance with the provisions of Section 11.01(b)(2)Q will be payable to the Participant as if the election had not been made. The Participant may make a new election in accordance with the provisions of this Section or a new Beneficiary designation with respect to his SLT Benefit prior to the date that his Pension attributable to his SLT Benefit commences.

                    Notwithstanding the foregoing, a Participant whose SLT Benefit commences as of the same time as his Accrued Pension (other than his SLT Benefit) may elect to receive his entire benefit in any form permitted and under the conditions and actuarial equivalence provisions of the Plan (other than this Appendix Q).

Q.   Section 11.09 is modified as follows:

     11.09Q    Suspension of Benefits Upon Reemployment.

               (a) Section 11.09 shall apply with respect to a Participant's retirement benefits other than retirement benefits attributable to his SLT Benefit that have commenced.

               (b) Section 11.09 shall apply with respect to a Participant's retirement benefits attributable to his SLT Benefit if he is reemployed after such retirement benefits commenced, except that, the Participant may irrevocably elect to continue payment of his retirement benefits attributable to his SLT Benefit after he is reemployed. In which case, the benefit, if any, that such Participant accrues under the Plan subsequent to his reemployment shall not cause the actuarial equivalent of the total income payable to the

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                    Participant or his Beneficiary to exceed the amount that
                    would have been payable if he had not elected to continue to receive retirement benefits attributable to his SLT Benefit after his reemployment.

R.   Section 11.10 is modified as follows:

     11.10Q    Limitations on Distributions

               (g) The provisions of this Section 11.10 shall not apply with respect to a Participant's SLT Benefit to any method of distribution designated in writing by a Participant under the terms of the Former Plan before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (as in effect before the amendments made by the Tax Reform Act of 1984).

S.   Section 11.11 is modified as follows:

     11.11Q    Employment After Normal Retirement Age

               (a) Section 11.11 shall apply with respect to a Participant's retirement benefits other than retirement benefits attributable to his SLT Benefit that have commenced.

               (b) Section 11.11 shall apply with respect to a Participant's retirement benefits attributable to his SLT Benefits unless he has elected to continue payment of such retirement benefits pursuant to subsection (b) of Section 11.09Q.

T.   Section 12.01 is modified as follows:

     12.01Q    Death Prior to Pension Commencement

               (g) In determining the monthly Qualified Preretirement Survivor Annuity under subsections (a)-(e) of Section 12.01, the Accrued Pension of the Participant shall be calculated without regard to his SLT Benefit.

               (h) In the event that a Participant who is an Employee or a Participant who has been determined by the Plan Administrator to be Totally and Permanently Disabled and who has at least 5 Vesting Years of Service dies prior to commencement of retirement benefits to him, his Spouse or other Beneficiary with respect to his SLT Benefit

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                    designated with his Spouse's consent will receive the
                    monthly income, payable for life, and beginning on the first day of the month coincident with or next following the date of the Participant's death, which can be provided on an Actuarially Equivalent basis by the single sum value of the Participant's SLT Benefit otherwise determined under this Appendix Q to which the Participant was entitled on the date of his death. Such benefit shall be payable on a 5-year certain and life basis, unless the Participant's Spouse or other Beneficiary with respect to his SLT Benefit designated with his Spouse's consent elects to receive in lieu of such monthly income, the Actuarial Equivalent of such benefit in any form of payment available under this Appendix Q.

                    (i) In the event that a Participant dies prior to commencement of retirement benefits to him, and the Participant has not waived the preretirement death benefit, his Spouse or other Beneficiary with respect to his SLT Benefit designated with his Spouse's consent, will receive the monthly income, payable for life, and beginning on the first day of the month coincident with or next following the date of the Participant's death, which can be provided on an Actuarially Equivalent basis by the single sum value of the benefit determined under Section 10.04Q, to which the Participant was entitled on the date of his Termination of Employment; provided, however, that the Participant's Spouse or other Beneficiary with respect to his SLT Benefit designated with his Spouse's consent may elect to receive in lieu thereof, the Actuarial Equivalent of such benefit in the form of a 5-year certain and life or a 10-year certain and life benefit if the Participant or the Beneficiary with respect to his SLT Benefit so elects.

                    (j) If a deceased Participant who has at least 5 Vesting Years of Service and on whose behalf a preretirement death benefit is payable under this Section 12.01Q had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his Spouse as his Beneficiary with respect to his SLT Benefit and such Spouse had not consented to such other person being designated as the Beneficiary with respect to his SLT Benefit, the Participant shall be deemed to have:

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                         (1)  revoked his prior designation of Beneficiary with
                              respect to his SLT Benefit as to the portion of his death benefit payable under this subsection
                              (j);

                         (2) designated such Spouse as his Beneficiary with respect to his SLT Benefit to receive a portion of the death benefit payable on his behalf under subsection (h) or (i) of this Section 12.01Q, whichever is applicable;

                         (3) specified that the portion of the benefit provided under subsection (h) or (i) of this
                              Section 12.01Q will be payable as an Actuarially Equivalent monthly income payable on the first day of each month with the first payment being due (only if the Spouse is then living) on the earliest date as of which payments to the Participant could have commenced under this Appendix Q if the Participant had survived until such date (the "Earliest Annuity Commencement Date"), and with the last payment being the payment due next preceding such Spouse's death;

                         (4) specified that the portion of the benefit provided under subsection (h) or (i) of this
                              Section 12.01Q shall have the Actuarially
                              Equivalent single-sum value, determined as of the date of the Participant's death, equal to the single-sum value, determined as of the date of his death, that would be payable to his surviving Spouse, commencing on the Earliest Annuity Commencement Date, under a qualified joint and 2/3 survivor annuity option if:

                              (i)  the Participant had a Termination of
                                   Employment on the date of his death for a reason other than disability retirement or death (or if the Participant is eligible for a Deferred Vested Retirement Benefit under Section 10.04Q, he had survived to the Earliest Annuity Commencement Date);

                              (ii) the Participant had (for the purpose of
                                   determining the amount of such monthly
                                   retirement income commencing at the Earliest

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                                   Annuity Commencement Date) waived the
                                   preretirement death benefit coverage under subsection (i) of this Section 12.01Q, if applicable, during the period beginning on the date of his death and ending on the Earliest Annuity Commencement Date;

                             (iii) the Participant had died immediately after
                                   such commencement of payments (one-half of the initial payment which would have been due the Participant on such Earliest Annuity Commencement Date shall be included in the determination of such single-sum value); and

                         (5) designated such other person (or persons) that was named as his Beneficiary with respect to his SLT Benefit under such revoked designation of Beneficiary with respect to his SLT Benefit to receive the remaining portion of such benefit payable on his behalf under and in accordance with subsection (h) or (i) of this Section 12.01Q.

                         In lieu of the monthly income determined above, the Participant's Spouse may elect to receive the Actuarial Equivalent of such benefit in any form of payment available under this Appendix Q. For purposes of paragraphs (4) and (5) above, the Earliest Annuity Commencement Date of a deceased disabled Participant on whose behalf a death benefit is payable under subsection (h) of this Section 12.01Q and the monthly retirement income that would be payable to his surviving Spouse, commencing on the Earliest Annuity Commencement Date, under the qualified joint and 2/3 survivor annuity option, shall be determined as though such Participant had recovered from his total and permanent disability and had been reemployed by a member of the Controlled Group immediately prior to his death.

                    (k) Each Participant may, on the form and in the manner prescribed by the Plan Administrator, designate a Beneficiary (or beneficiaries) with respect to his SLT Benefit to receive the benefit, if any, that may be payable with respect to the Participant's SLT Benefit in the event of his death, and each designation

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

                         may be revoked by such Participant by filing a new designation of Beneficiary with respect to his SLT Benefit. If a deceased Participant failed to name a Beneficiary with respect to his SLT Benefit in the manner above prescribed or if the Beneficiary (or beneficiaries) with respect to his SLT Benefit designated by a deceased Participant predeceases the Participant, the death benefit, if any, which may be payable under this Appendix Q with respect to such deceased Participant shall be paid to the Spouse, and in the absence of a Spouse to the estate of such deceased Participant. A Participant may change his Beneficiary with respect to his SLT Benefit at any time, subject to his Spouse's written consent in accordance with subsection (b) of Section 11.04. A Participant's designation of Beneficiary with respect to his SLT Benefit shall be void upon his reaching nine months prior to early retirement age or upon marriage or remarriage, at which time the Participant may designate a new Beneficiary with respect to his SLT Benefit.

                    (l) If both the Participant and the Beneficiary (or beneficiaries) with respect to his SLT Benefit designated by him die after the date that the Participant's SLT Benefit commences under the Plan, but before the full payment has been effected under any option under this Appendix Q providing for payments for a period certain, the commputed value of the payments for the remainder of the period certain shall be paid in a lump sum to any contingent beneficiary designated fy the Participant, or if the Participant has not desinated a contingent beneficiary, the contingent beneficiary designated by the Beneficiary with respect to his SLT Benefit; provided, however, that if no person so designated is living upon the occurrence of such contingency, then the remaining death benefits, if any, shall be payable to the estate of such Beneficiary with respect to his SLT Benefit in a lump sum.

                    IN WITNESS WHEREOFF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 27th day of December, 1995.


                                              ALLTEL Corporation

                                              By: /s/ John L. Comparin
                                                  Title: V.P. Human Resources

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